                                                                     EXHIBIT 23b





                               CONSENT OF COUNSEL


         I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of ArvinMeritor, Inc. (successor to Meritor Automotive, Inc.)(the "Company"), in respect of the Company's 1997 Long-Term Incentives Plan, of the references to me under the heading "Item 3. Legal Proceedings" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999.






                                                      /s/ M. Lee Murrah
                                                      -------------------------
                                                      M. Lee Murrah



Date: November 9, 2000